[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) GLOBAL
                              GOVERNMENTS FUND

                              ANNUAL REPORT o NOVEMBER 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 37
       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century has been a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. As the year comes to a close, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by more than 20 percentage points for the year to date through November 30, 2000.(2)

o The Lehman Brothers Government/Corporate Bond Index, a commonly used measure of investment-grade bond performance, delivered a return of 9.69% for the year to date through November 30, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the 12-month period ended November 30, 2000, 72.3% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a double-digit rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see healthy prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate. We believe this may allow inflation to remain low and interest rates to remain stable or to decline, which would be good news for both the stock and bond markets.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 2000

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year to date through November 30, 2000, the Russell 1000 Value Index returned 1.91%, while the Russell 1000 Growth Index returned -19.89%. For the one-, five-, and ten-year periods ended September 30, 2000, the Russell 1000 Value Index returned 8.91%, 17.59%, and 17.88%, respectively; for the same periods, the Russell 1000 Growth Index returned 23.43%, 25.07%, and 21.44%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year to date through November 30, 2000, the Dow Jones Industrial Average returned -8.20%, the Standard and Poor's 500 Composite Index returned -9.55%, and the NASDAQ Composite Index returned -36.16%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2000 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

For the 12 months ended November 30, 2000, Class A shares of the fund provided a total return of -1.93%, Class B shares -2.68%, Class C shares -2.63%, and Class I shares -1.73%. These returns assume the reinvestment of any distributions and capital gains but exclude the effects of any sales charges and compare to a -1.50% return for the fund's benchmark, the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. During the same period, the average global income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 0.76%.

Q.  HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT STRATEGY?

A. This is a global fixed-income fund whose main strategy is to be at least 65% invested in sovereign bonds -- bonds that are backed by the implied or full-faith guaranty of a major or minor market country. We have tended to favor higher-grade bonds in the portfolio. Because of that, our main emphasis has been on securities issued by the governments of the United States and most western European nations, as well as some "dollar bloc" countries, whose currencies have tended to move in parallel with the U.S. dollar.

Q.  WHAT CAUSED THE FUND TO UNDERPERFORM OVER THE PERIOD?

A. Our investments in several areas hurt the overall performance of the portfolio. Early in the period we had an overweight currency position in the euro, which, it turned out, declined against the U.S. dollar for most of 2000. In fact, the U.S. dollar seemed to be the only strong currency in 2000, as it appreciated against almost every other currency in the world.

    European government bonds were another area that hurt performance, although they began to rally late in the period. For much of 2000, these bonds suffered from two issues that we believe tended to drive interest rates up and bond prices down. First, economic growth in Europe was relatively high, pushing up interest rates. Second, the falling euro caused European countries to "import inflation": 20% to 30% of European consumption has tended to be imported goods, and a falling euro made these items more expensive. This was another factor that we believe pushed inflation up and bond prices down. Recently, however, European economies have begun to slow down in parallel with most of the world's economies, causing bond prices to begin to move upward.

    We also had a small percentage of assets in U.S. corporate high-yield securities. This sector suffered as evidence mounted that the U.S. economy was slowing; investor fears of a recession drove down high-yield bond prices. For the same reason, our investments in U.S. high-grade corporate bonds did poorly over the period, as the high-grade sector turned in the worst performance relative to U.S. Treasuries that we've seen in a decade. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q.  WHAT AREAS HELPED PERFORMANCE OVER THE PERIOD?

A. The fund's largest single position was in U.S. Treasuries, and that proved quite positive for performance. Over the period, the U.S. Treasury market was one of the two best-performing fixed-income markets in the world. We believe the rally in Treasuries was sparked largely by the market's increasing confidence that the Federal Reserve Board (the Fed) will succeed in slowing economic growth to a sustainable level without prompting a recession. The shrinking federal deficit was another factor that we believe caused prices of long-term Treasuries to rise because demand for those bonds increased as the government announced it would issue fewer of them.

    Emerging markets was the other bond sector that shared top performance honors with Treasuries. We believe our emerging market debt holdings have been strong performers because many Third World countries are starting to get their political and economic houses in order and their economic systems are coming more into line with the rest of the world. As the market has recognized this situation, bonds issued by these nations have tended to be upgraded, crossing over from below-investment grade to investment grade. (When a bond's rating is upgraded, the bond is considered less risky and therefore its price rises.) For example, some time ago our research identified Mexico as a country with credit upgrade potential, and the portfolio benefited this past spring when the Mexican bonds we held crossed over to investment grade. Other emerging market countries whose bonds helped performance over the period, either because they had fiscal reform programs under way or were oil exporters during this time of rising oil prices, included Brazil, Russia, and Bulgaria.

    Our analysts also made what we felt were some good calls on the Japanese market. Recently we de-emphasized the yen, and the yen subsequently weakened. And for part of the period we had positions in Japanese bonds that rallied as that economy weakened. So Japan was a case where we liked the bonds but disliked the currency, and those choices helped performance.

Q. WHAT IS YOUR OUTLOOK FOR GLOBAL INTEREST RATES AND THE FIXED-INCOME MARKET, AND HOW DO YOU PLAN TO POSITION THE FUND GOING FORWARD?

A. Our outlook is that a weakening U.S. economy will prompt the Fed to begin lowering interest rates in the first or second quarter of 2001. We also believe the Fed will move to ease the credit crunch that is currently constraining corporate borrowing. We feel those factors could continue the current favorable market for Treasuries and lead to a climate that is favorable again for the credit markets -- in particular, high-grade and high-yield corporate bonds, which have just suffered one of their worst years in recent history. Because we feel there are so many bargains in these beaten-down sectors of the market, we anticipate the fund may add to those sectors going forward.

    Our outlook for interest rates around the world is that they will likely follow U.S. rates down, as most of the world's major economies appear to be slowing at the present time. A falling interest rate environment has historically tended to be favorable for bonds, so we feel 2001 could be a good year for global fixed-income markets.

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

Note to shareholders: James T. Swanson became portfolio manager of the fund effective October 24, 2000, succeeding Christopher D. Piros.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS AND OF THE GLOBAL GOVERNMENTS PORTFOLIO OF OUR VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. JAMES IS A CHARTERED FINANCIAL ANALYST (CFA).

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS INCOME AND CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       FEBRUARY 26, 1981

  CLASS INCEPTION:             CLASS A  FEBRUARY 26, 1981
                               CLASS B  SEPTEMBER 7, 1993
                               CLASS C  JANUARY 3, 1994
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $102.0 MILLION NET ASSETS AS OF NOVEMBER 30, 2000

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

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2000)

              MFS Global Governments         J,P, Morgan Global Government
                  Fund  Class A                      Bond Index
"11/90"             $ 9,525                           $10,000
"11/92"              10,955                            12,089
"11/94"              12,185                            13,843
"11/96"              14,903                            17,405
"11/98"              15,345                            19,836
"11/00"              14,595                            18,949

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2000

CLASS A
                                           1 Year   3 Years   5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                     -1.93%    -1.78%    +5.14%   +53.23%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                               -1.93%    -0.60%    +1.01%   + 4.36%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                               -6.59%    -2.20%    +0.03%   + 3.85%
-------------------------------------------------------------------------------

CLASS B
                                           1 Year   3 Years   5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                     -2.68%    -4.01%    +1.02%   +44.66%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                               -2.68%    -1.36%    +0.20%   + 3.76%
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Average Annual Total Return Including
Sales Charge                               -6.31%    -2.20%    -0.09%   + 3.76%
-------------------------------------------------------------------------------

CLASS C
                                           1 Year   3 Years   5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                     -2.63%    -3.93%    +1.25%   +45.47%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                               -2.63%    -1.33%    +0.25%   + 3.82%
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Average Annual Total Return Including
Sales Charge                               -3.54%    -1.33%    +0.25%   + 3.82%
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CLASS I
                                           1 Year   3 Years   5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                     -1.73%    -1.09%    +6.06%   +54.58%
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Average Annual Total Return Excluding
Sales Charge                               -1.73%    -0.37%    +1.18%   + 4.45%
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COMPARATIVE INDICES(+)
                                           1 Year   3 Years   5 Years  10 Years
-------------------------------------------------------------------------------
Average global income fund+                +0.76%    +1.18%    +3.78%   + 5.79%
-------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index#  -1.50%    +2.60%    +2.99%   + 6.60%
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(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in mortgage-backed securities, which are subject to prepayments as homeowners pay their mortgages early by refinancing them at lower rates. Therefore, the value of securities may not increase as much as that of other fixed-income securities during periods of falling rates. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS -- November 30, 2000

Bonds - 84.6%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 39.0%
  Argentina - 1.5%
    Republic of Argentina, 0s, 2001                                  $    1,625             $  1,562,860
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.4%
    Global Crossing Holdings Ltd., 9.625s, 2008 (Telecommunications) $      475             $    403,750
--------------------------------------------------------------------------------------------------------
  Brazil - 1.6%
    Banco Nacional de Desenvolvi, 12.554s, 2008 (Banks
      and Credit Cos.)                                               $      125             $    116,062
    Federal Republic of Brazil, 7.688s, 2009                                430                  361,200
    Federal Republic of Brazil, 14.5s, 2009                                 517                  542,204
    Federal Republic of Brazil, 8s, 2014                                    161                  119,696
    Federal Republic of Brazil, 6s, 2024                                    110                   72,325
    Federal Republic of Brazil, 7.625s, 2024                                325                  246,112
    Federal Republic of Brazil, 12.25s, 2030                                190                  159,600
                                                                                            ------------
                                                                                            $  1,617,199
--------------------------------------------------------------------------------------------------------
  Bulgaria - 1.1%
    National Republic of Bulgaria, 7.75s, 2011                       $      620             $    440,200
    National Republic of Bulgaria, 7.75s, 2024                              930                  676,575
                                                                                            ------------
                                                                                            $  1,116,775
--------------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                   $      325             $    332,273
--------------------------------------------------------------------------------------------------------
  Denmark - 2.3%
    Kingdom of Denmark, 6s, 2009                                   DKK   19,069             $  2,328,075
--------------------------------------------------------------------------------------------------------
  Germany - 4.0%
    Federal Republic of Germany, 3.75s, 2009                       EUR    2,725             $  2,176,878
    Federal Republic of Germany, 4.75s, 2028                                662                  519,026
    Federal Republic of Germany, 6.25s, 2030                              1,460                1,421,827
                                                                                            ------------
                                                                                            $  4,117,731
--------------------------------------------------------------------------------------------------------
  Greece - 2.7%
    Hellenic Republic, 6s, 2006                                    GRD  523,800             $  1,368,319
    Hellenic Republic, 6.3s, 2009                                       523,400                1,387,857
                                                                                            ------------
                                                                                            $  2,756,176
--------------------------------------------------------------------------------------------------------
  Indonesia - 0.1%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Forest
      and Paper Products)                                            $      210             $     76,650
--------------------------------------------------------------------------------------------------------
  Ireland - 0.5%
    Bank of Ireland, 6.45s, 2010 (Banks and Credit Cos.)           EUR      635             $    551,442
--------------------------------------------------------------------------------------------------------
  Italy - 3.9%
    Republic of Italy, 3.25s, 2004                                 EUR      696             $    571,274
    Republic of Italy, 5.5s, 2010                                         1,276                1,125,237
    Republic of Italy, 6s, 2031                                           1,993                1,785,768
    Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks
      and Credit Cos.)                                               $      509                  520,315
                                                                                            ------------
                                                                                            $  4,002,594
--------------------------------------------------------------------------------------------------------
  Mexico - 1.6%
    Bepensa S.A., 9.75s, 2004 (Food and Beverages)                   $      395             $    357,475
    United Mexican States, 8.5s, 2006                                       300                  297,000
    United Mexican States, 9.875s, 2010                                     505                  525,958
    United Mexican States, 11.375s, 2016                                    100                  115,321
    United Mexican States, 11.5s, 2026                                      285                  338,049
                                                                                            ------------
                                                                                            $  1,633,803
--------------------------------------------------------------------------------------------------------
  Morocco - 0.4%
    Kingdom of Morocco, 7.75s, 2009                                  $      471             $    414,480
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    Telefonica Europe BV, 7.35s, 2005 (Telecommunications)           $      450             $    449,937
    United Pan - Europe, 10.875s, 2009 (Entertainment)                      650                  390,000
                                                                                            ------------
                                                                                            $    839,937
--------------------------------------------------------------------------------------------------------
  Norway - 1.4%
    Union Bank of Norway, 7.35s, 2049 (Banks and
      Credit Cos.)##                                                 $    1,400             $  1,393,686
--------------------------------------------------------------------------------------------------------
  Panama - 1.1%
    Republic of Panama, 4.5s, 2014                                   $      500             $    396,875
    Republic of Panama, 10.75s, 2020                                        340                  326,400
    Republic of Panama, 8.875s, 2027                                        500                  417,500
                                                                                            ------------
                                                                                            $  1,140,775
--------------------------------------------------------------------------------------------------------
  Poland - 0.1%
    Netia Holdings BV, 10.25s, 2007 (Telecommunications)             $      200             $    132,000
--------------------------------------------------------------------------------------------------------
  Qatar - 0.7%
    State of Qatar, 9.75s, 2030                                      $      730             $    716,130
--------------------------------------------------------------------------------------------------------
  Russia - 0.6%
    Russian Federation, 11.75s, 2003+                                $      100             $     92,625
    Russian Federation, 8.25s, 2010                                         374                  227,447
    Russian Federation, 2.5s, 2030                                          736                  261,120
                                                                                            ------------
                                                                                            $    581,192
--------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Chohung Bank, 11.5s, 2010 (Banks and Credit Cos.)                $      300             $    282,000
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)                       274                  263,725
                                                                                            ------------
                                                                                            $    545,725
--------------------------------------------------------------------------------------------------------
  Spain - 4.3%
    Kingdom of Spain, 7s, 2005                                       $    1,500             $  1,544,597
    Kingdom of Spain, 6s, 2008                                     EUR    2,064                1,872,013
    Kingdom of Spain, 6s, 2029                                            1,076                  977,254
                                                                                            ------------
                                                                                            $  4,393,864
--------------------------------------------------------------------------------------------------------
  Sweden - 1.1%
    Kingdom of Sweden, 6s, 2005                                    SEK   10,400             $  1,080,189
--------------------------------------------------------------------------------------------------------
  United Kingdom - 8.0%
    Jazztel PLC, 13.25s, 2009 (Telecommunications)                 EUR      470             $    277,892
    Lloyds TSB Bank PLC, 7.375s, 2004 (Banks and Credit Cos.)      GBP    1,500                2,213,400
    OTE PLC, 6.125s, 2007 (Industrial)                             EUR     590                   502,386
    Telewest Communications PLC, 9.625s, 2006
      (Entertainment)                                                $    1,000                  785,000
    United Kingdom Treasury, 7s, 2002                              GBP    1,341                1,947,292
    Woolwich Building Society PLC, 6.463s, 2012 (Banks
      and Credit Cos.)                                                    1,700                2,380,015
                                                                                            ------------
                                                                                            $  8,105,985
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 39,843,291
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 17.8%
  Advertising - 1.0%
    Paxson Communications Corp., 11.625s, 2002                       $    1,000             $  1,016,250
--------------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Ford Motor Credit Co., 7.875s, 2010                              $      794             $    803,735
--------------------------------------------------------------------------------------------------------
  Building - 1.1%
    Building Materials Corp., 8.625s, 2006                           $    1,250             $    312,500
    Williams Scotsman, Inc., 9.875s, 2007                                 1,000                  860,000
                                                                                            ------------
                                                                                            $  1,172,500
--------------------------------------------------------------------------------------------------------
  Business Services - 0.7%
    Unisystem Corp., 7.875s, 2008                                    $      800             $    720,000
--------------------------------------------------------------------------------------------------------
  Consumer Products - 0.7%
    Westpoint Stevens, Inc., 7.875s, 2008                            $    1,000             $    675,000
--------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 2.1%
    Buckeye Technologies, Inc., 8s, 2010                             $      650             $    585,000
    Consolidated Container Co., 10.125s, 2009                               650                  559,000
    Riverwood International Corp., 10.25s, 2006                           1,000                  987,500
                                                                                            ------------
                                                                                            $  2,131,500
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 1.0%
    Commerce 2000, 6.84s, 2011                                       $    1,000             $  1,000,000
--------------------------------------------------------------------------------------------------------
  Finance - 0.5%
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033             $      700             $    508,484
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Natexis AMBS, LLC, 8.44s, 2049##                                 $      677             $    649,275
--------------------------------------------------------------------------------------------------------
  Industrial - 0.7%
    Hayes Wheels International, Inc., 11s, 2006                      $    1,000             $    700,000
--------------------------------------------------------------------------------------------------------
  Media - 1.8%
    Echostar DBS Corp., 9.375s, 2009                                 $    1,000             $    900,000
    LIN Holdings Corp. 0s to 2003, 10s to 2008                            1,325                  940,750
                                                                                            ------------
                                                                                            $  1,840,750
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.2%
    Tenet Healthcare Corp., 8.625s, 2003                             $      770             $    773,850
    Tenet Healthcare Corp., 7.625s, 2008                                    500                  476,250
                                                                                            ------------
                                                                                            $  1,250,100
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.9%
    Pemex Project, 9.125s, 2010                                      $      605             $    592,900
    Phillips Petroleum Co., 8.75s, 2010                                     327                  360,148
                                                                                            ------------
                                                                                            $    953,048
--------------------------------------------------------------------------------------------------------
  Real Estate - 0.6%
    Socgen Real Estate Co., 7.64s, 2049##                            $      625             $    594,300
--------------------------------------------------------------------------------------------------------
  Telecommunications - 4.1%
    Adelphia Communications Corp., 9.375s, 2009                      $    1,000             $    730,000
    Crown Castle International Corp., 10.75s, 2011                          750                  765,000
    Nextel Communications, Inc. 0s to 2003, 9.95s to 2008                 1,485                  987,525
    Spectrasite Holdings, Inc., 10.75s, 2010                              1,150                  994,750
    Worldwide Fiber, Inc., 12s, 2009                                      1,000                  660,000
                                                                                            ------------
                                                                                            $  4,137,275
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $ 18,152,217
--------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 8.2%
    Government National Mortgage Assn., 8s, 2030                     $    8,142             $  8,324,647
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 4.0%
    Federal National Mortgage Assn., 5.75s, 2010                     $    1,000             $    877,183
    Federal Home Loan Mortgage Corp., 7.5s, 2030                          3,200                3,224,222
                                                                                            ------------
                                                                                            $  4,101,405
--------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 15.6%
    U.S. Treasury Bonds, 8.875s, 2019                                $    1,405             $  1,896,975
    U.S. Treasury Bonds, 3.875s, 2029                                     1,608                1,635,994
    U.S. Treasury Bonds, 6.125s, 2029                                     2,204                2,348,626
    U.S. Treasury Bonds, 6.25s, 2030                                        821                  898,100
    U.S. Treasury Notes, 6.125s, 2002                                     1,082                1,089,271
    U.S. Treasury Notes, 6.75s, 2005                                        279                  292,774
    U.S. Treasury Notes, 3.875s, 2009                                     2,254                2,264,336
    U.S. Treasury Notes, 6s, 2009                                         1,297                1,339,762
    U.S. Treasury Notes, 4.25s, 2010                                      1,590                1,644,763
    U.S. Treasury Notes, 5.75s, 2010                                      1,857                1,897,612
    U.S. Treasury Notes, 6.5s, 2010                                         558                  597,233
                                                                                            ------------
                                                                                            $ 15,905,446
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $90,236,953)                                                  $ 86,327,006
--------------------------------------------------------------------------------------------------------

Rights
--------------------------------------------------------------------------------------------------------
    Republic of Venezuela*                                           $       13             $       --
--------------------------------------------------------------------------------------------------------
Call Options Purchased - 0.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Japanese Yen/April/104.35                                      JPY  492,775             $     52,727
    Swiss Francs/December/1.67                                     CHF    7,727                    1,831
    Swiss Francs/February/2.4                                             7,666                   37,382
--------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $205,213)                                      $     91,940
--------------------------------------------------------------------------------------------------------

Put Options Purchased - 0.7%
--------------------------------------------------------------------------------------------------------
    British Pounds/March/0.635                                     GBP    2,910             $     35,161
    Euro/December/0.86                                             EUR    5,757                  114,182
    Euro/December/0.8625                                                  5,986                  110,541
    Hong Kong Dollars/October/7.7828                               HKD   18,293                   12,860
    Japanese Yen/December/96.8                                     JPY  457,336                   38,416
    Japanese Yen/December/109.5                                         516,658                   65,616
    Japanese Yen/January/130                                             34,156                        0
    Japanese Yen/January/111                                            595,428                   50,016
    Japanese Yen/January/109.5                                          587,381                   85,758
    Japanese Yen/April/104.35                                           492,775                  225,198
--------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $592,950)                                       $    737,748
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 13.2%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 12/01/00,
      at Amortized Cost                                               $  13,422             $ 13,422,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $104,457,116)                                           $100,578,694
--------------------------------------------------------------------------------------------------------
Call Options Written (0.2)%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Australian Dollars/October/0.50                                AUD   (3,486)            $    (52,233)
    Australian Dollars/May/0.55                                          (1,976)                (119,817)
    Japanese Yen/December/88.00                                    JPY (415,760)                 --
--------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $148,096)                                    $   (172,050)
--------------------------------------------------------------------------------------------------------
Put Options Written
--------------------------------------------------------------------------------------------------------
    Japanese Yen/Euro/December/112.00                              JPY (528,454)            $    (16,910)
    Japanese Yen/December/95.00                                        (486,628)                    (487)
--------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $29,588)                                      $    (17,397)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.6%                                                          1,625,106
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $102,014,353
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

        AUD   = Australian Dollars              GRD  = Greek Drachma
        BRL   = Brazilian Cruzieros             HKD  = Hong Kong Dollars
        CAD   = Canadian Dollars                JPY  = Japanese Yen
        CHF   = Swiss Francs                    NOK  = Norwegian Krone
        DKK   = Danish Kroner                   NZD  = New Zealand Dollars
        EUR   = Euro                            SEK  = Swedish Kronor
        GBP   = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $104,457,116)            $100,578,694
  Cash                                                                1,015,683
  Foreign currency, at value (identified cost, $427)                        409
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   140,219
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      417,992
  Receivable for investments sold                                       517,739
  Receivable for fund shares sold                                       120,168
  Interest receivable                                                 1,948,686
  Other assets                                                            2,557
                                                                   ------------
      Total assets                                                 $104,742,147
                                                                   ------------
Liabilities:
  Net payable for forward foreign currency exchange
    contracts to purchase                                          $    336,960
  Payable for investments purchased                                   1,838,541
  Payable for fund shares reacquired                                    139,814
  Written options outstanding, at value (premiums received,
    $ 177,684)                                                          189,447
  Payable to affiliates -
    Management fee                                                        2,659
    Distribution and service fee                                         20,926
    Shareholder servicing agent fee                                         354
  Accrued expenses and other liabilities                                199,093
                                                                   ------------
      Total liabilities                                            $  2,727,794
                                                                   ------------
Net assets                                                         $102,014,353
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $130,713,471
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (3,703,495)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                   (24,730,056)
  Accumulated undistributed net investment income                      (265,567)
                                                                   ------------
      Total                                                        $102,014,353
                                                                   ============
Shares of beneficial interest outstanding                           11,132,834
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $70,755,537 / 7,683,356 shares of
     beneficial interest outstanding)                                  $9.21
                                                                       =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                        $9.67
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $27,774,483 / 3,068,855 shares of
     beneficial interest outstanding)                                  $9.05
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $2,111,386 / 231,526 shares of
     beneficial interest)                                              $9.12
                                                                       =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $1,372,947 / 149,097 shares of
     beneficial interest outstanding)                                  $9.21
                                                                       =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $  7,958,987
                                                                   ------------
Expenses -
    Management fee                                                 $    901,002
    Trustees' compensation                                               21,136
    Shareholder servicing agent fee                                     120,134
    Distribution and service fee (Class A)                              186,939
    Distribution and service fee (Class B)                              349,333
    Distribution and service fee (Class C)                               24,832
    Administrative fee                                                   16,984
    Custodian fee                                                        73,692
    Printing                                                             27,939
    Postage                                                              26,699
    Auditing fees                                                        34,522
    Legal fees                                                              565
    Miscellaneous                                                       181,507
                                                                   ------------
      Total expenses                                               $  1,965,284
    Fees paid indirectly                                                (34,996)
                                                                   ------------
      Net expenses                                                 $  1,930,288
                                                                   ------------
        Net investment income                                      $  6,028,699
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(14,426,706)
    Written option transactions                                       1,515,960
    Swap transactions                                                    19,186
    Foreign currency transactions                                     1,608,372
                                                                   ------------
      Net realized loss on investments and foreign currency
        translation                                                $(11,283,188)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  2,769,962
    Written options                                                     (55,815)
    Swap transactions                                                    34,574
    Translation of assets and liabilities in foreign currencies         (68,414)
                                                                   ------------
        Net unrealized gain on investments and foreign currency
          transactions                                             $  2,680,307
                                                                   ------------
          Net realized and unrealized loss on investments and
            foreign currency                                       $ (8,602,881)
                                                                   ------------
            Decrease in net assets from operations                 $ (2,574,182)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                  2000                       1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  6,028,699               $  8,789,837
  Net realized loss on investments and foreign
    currency transactions                                         (11,283,188)                (8,296,330)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            2,680,307                 (6,357,258)
                                                                 ------------               ------------
    Decrease in net assets from operations                       $ (2,574,182)              $ (5,863,751)
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (7,237,849)              $ (8,915,136)
  From net investment income (Class B)                             (2,748,179)                (3,474,564)
  From net investment income (Class C)                               (193,691)                  (333,062)
  From net investment income (Class I)                               (123,685)                  (132,660)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(10,303,404)              $(12,855,422)
                                                                 ------------               ------------
Net decrease in net assets from fund share transactions          $(27,476,041)              $(45,170,204)
                                                                 ------------               ------------
      Total decrease in net assets                               $(40,353,627)              $(63,889,377)
Net assets:
  At beginning of year                                            142,367,980                206,257,357
                                                                 ------------               ------------
At end of year (including accumulated undistributed net
  investment income (loss) of $(265,567) and $10,025,860,
  respectively)                                                  $102,014,353               $142,367,980
                                                                 ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                      $10.17           $11.20         $11.34         $11.70         $12.46
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                  $ 0.49           $ 0.54         $ 0.70         $ 0.64         $ 0.65
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.67)           (0.84)         (0.34)         (0.68)          0.17
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(0.18)          $(0.30)        $ 0.36         $(0.04)        $ 0.82
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.78)          $(0.73)        $(0.44)        $(0.25)        $(1.58)
  From net realized gain on investments and foreign
    currency transactions                                  --               --            (0.06)         (0.06)          --
  From paid-in capital                                     --               --             --            (0.01)          --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.78)          $(0.73)        $(0.50)        $(0.32)        $(1.58)
                                                         ------           ------         ------         ------         ------
Net asset value - end of year                            $ 9.21           $10.17         $11.20         $11.34         $11.70
                                                         ======           ======         ======         ======         ======
Total return(+)                                           (1.93)%          (3.01)%         3.27%         (0.29)%         7.36%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.39%            1.34%          1.35%          1.35%          1.42%
  Net investment income                                    5.21%            5.19%          6.28%          5.75%          5.70%
Portfolio turnover                                          105%             217%           334%           335%           370%
Net assets at end of year (000 Omitted)
                                                        $70,756          $95,888       $139,648       $187,152       $283,770

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                      $ 9.97           $10.99         $11.13         $11.50         $12.28
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                  $ 0.41           $ 0.46         $ 0.60         $ 0.55         $ 0.54
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.66)           (0.84)         (0.33)         (0.68)          0.17
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(0.25)          $(0.38)        $ 0.27         $(0.13)        $ 0.71
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.67)          $(0.64)        $(0.35)        $(0.17)        $(1.49)
  From net realized gain on investments and foreign
    currency transactions                                  --               --            (0.06)         (0.06)          --
  From paid-in capital                                     --               --             --            (0.01)          --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.67)          $(0.64)        $(0.41)        $(0.24)        $(1.49)
                                                         ------           ------         ------         ------         ------
Net asset value - end of year                            $ 9.05           $ 9.97         $10.99         $11.13         $11.50
                                                         ======           ======         ======         ======         ======
Total return                                              (2.68)%          (3.74)%         2.46%         (1.08)%         6.39%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               2.14%            2.12%          2.12%          2.10%          2.27%
  Net investment income                                    4.44%            4.41%          5.53%          5.03%          4.89%
Portfolio turnover                                          105%             217%           334%           335%           370%
Net assets at end of year (000 Omitted)
                                                        $27,774          $41,865        $58,646        $77,962       $102,717

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                      $10.02           $11.03         $11.13         $11.51         $12.29
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                  $ 0.43           $ 0.45         $ 0.60         $ 0.55         $ 0.55
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.68)           (0.83)         (0.33)         (0.68)          0.17
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(0.25)          $(0.38)        $ 0.27         $(0.13)        $ 0.72
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.65)          $(0.63)        $(0.31)        $(0.18)        $(1.50)
  From net realized gain on investments and foreign
    currency transactions                                  --               --            (0.06)         (0.06)          --
  From paid-in capital                                     --               --             --            (0.01)          --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.65)          $(0.63)        $(0.37)        $(0.25)        $(1.50)
                                                         ------           ------         ------         ------         ------
Net asset value - end of year                            $ 9.12           $10.02         $11.03         $11.13         $11.51
                                                         ======           ======         ======         ======         ======
Total return                                              (2.63)%          (3.70)%         2.46%         (1.10)%         6.56%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               2.14%            2.12%          2.12%          2.10%          2.20%
  Net investment income                                    4.45%            4.41%          5.52%          5.02%          4.97%
Portfolio turnover                                          105%             217%           334%           335%           370%
Net assets at end of year (000 Omitted)                  $2,111           $3,059         $5,953         $9,534        $14,487

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                PERIOD ENDED
                                                                                                                NOVEMBER 30,
YEAR ENDED NOVEMBER 30,                                        2000              1999             1998                 1997*
----------------------------------------------------------------------------------------------------------------------------
                                                            CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                          $10.18            $11.22           $11.37                $11.24
                                                             ------            ------           ------                ------
Income from investment operations# -
  Net investment income                                      $ 0.51            $ 0.57           $ 0.73                $ 0.61
  Net realized and unrealized loss on investments and
    foreign currency                                          (0.67)            (0.85)           (0.35)                (0.48)
                                                             ------            ------           ------                ------
      Total from investment operations                       $(0.16)           $(0.28)          $ 0.38                $ 0.13
                                                             ------            ------           ------                ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.81)           $(0.76)          $(0.47)               $ --
  From net realized gain on investments and foreign
    currency transactions                                      --                --              (0.06)                 --
                                                             ------            ------           ------                ------
      Total distributions declared to shareholders           $(0.81)           $(0.76)          $(0.53)               $ --
                                                             ------            ------           ------                ------
Net asset value - end of year                                $ 9.21            $10.18           $11.22                $11.37
                                                             ======            ======           ======                ======
Total return                                                  (1.73)%           (2.74)%           3.49%                 1.16%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.14%             1.11%            1.12%                 0.99%+
  Net investment income                                        5.45%             5.42%            6.58%                 5.54%+
Portfolio turnover                                              105%              217%             334%                  335%
Net assets at end of year (000 Omitted)                      $1,373            $1,556           $2,010                $2,023

 * For the period from the inception of Class I shares, January 2, 1997, to November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Governments Fund (the fund) is a non-diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective December 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 2000, accumulated undistributed net investment income decreased by $6,016,722, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $7,130,335 and paid in capital was decreased by $1,113,613 due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 2000, accumulated undistributed net investment income, realized gain on investments and foreign currency transactions, and paid in capital under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

At November 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $24,594,409 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2006, ($8,420,466), November 30, 2007, ($11,846,347)
and November 30, 2008, ($4,327,596).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

        First $500 million of average net assets               0.75%
        Average net assets in excess of $500 million           0.70%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $6,898 for the year ended November 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to October 1, 1989) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum distribution fee will be implemented on such date as the Trustees may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $36,279 for the year ended November 30, 2000. Fees incurred under the distribution plan during the year ended November 30, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,531 and $7 for Class B and Class C shares, respectively, for the year ended November 30, 2000. Fees incurred under the distribution plan during the year ended November 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2000, were $16,835, $77,311, and $702 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES               SALES
--------------------------------------------------------------------------------
U.S. government securities                      $ 89,803,218        $106,019,145
                                                ------------        ------------
Investments (non-U.S. government securities)    $108,358,452        $132,496,532
                                                ------------        ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $104,593,977
                                                                  ------------
Gross unrealized depreciation                                     $ (5,361,070)
Gross unrealized appreciation                                        1,345,787
                                                                  ------------
    Net unrealized depreciation                                   $ (4,015,283)
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED NOVEMBER 30, 2000        YEAR ENDED NOVEMBER 30, 1999
                                       -----------------------------      ------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             2,142,973       $ 20,015,010          938,320       $  9,861,513
Shares issued to shareholders in
  reinvestment of distributions           649,918          6,115,727          719,917          7,573,533
Shares reacquired                      (4,538,553)       (42,453,337)      (4,693,959)       (48,876,378)
                                       ----------       ------------       ----------       ------------
    Net decrease                       (1,745,662)      $(16,322,600)      (3,035,722)      $(31,441,332)
                                       ==========       ============        =========       ============

Class B shares
                                        YEAR ENDED NOVEMBER 30, 2000        YEAR ENDED NOVEMBER 30, 1999
                                       -----------------------------      ------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               860,610       $  7,994,126        1,467,521       $ 15,288,826
Shares issued to shareholders in
  reinvestment of distributions           238,401          2,221,897          271,877          2,824,800
Shares reacquired                      (2,228,454)       (20,665,822)      (2,876,790)       (29,178,969)
                                       ----------       ------------       ----------       ------------
    Net decrease                       (1,129,443)      $(10,449,799)      (1,137,392)      $(11,065,343)
                                       ==========       ============        =========       ============

Class C shares
                                        YEAR ENDED NOVEMBER 30, 2000        YEAR ENDED NOVEMBER 30, 1999
                                       -----------------------------      ------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               548,046       $  5,083,950          156,777       $  1,604,155
Shares issued to shareholders in
  reinvestment of distributions            14,509            136,096           20,707            216,178
Shares reacquired                        (636,314)        (5,889,607)        (411,801)        (4,211,857)
                                       ----------       ------------       ----------       ------------
    Net decrease                          (73,759)      $   (669,561)        (234,317)      $ (2,391,524)
                                       ==========       ============        =========       ============

Class I shares
                                        YEAR ENDED NOVEMBER 30, 2000        YEAR ENDED NOVEMBER 30, 1999
                                       -----------------------------      ------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               166,271       $  1,562,266            9,059       $     94,041
Shares issued to shareholders in
  reinvestment of distributions            13,171            123,681           12,634            132,656
Shares reacquired                        (183,200)        (1,720,028)         (48,089)          (498,702)
                                       ----------       ------------       ----------       ------------
    Net decrease                           (3,758)      $    (34,081)         (26,396)      $   (272,005)
                                       ==========       ============        =========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended November 30, 2000, was $891. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                  NUMBER OF
                                                  CONTRACTS             PREMIUMS
--------------------------------------------------------------------------------
Outstanding, beginning of period                          8         $   567,581
Options written                                          43           3,838,314
Options terminated in closing transactions              (20)         (2,496,334)
Options exercised                                       (17)         (1,171,830)
Options expired                                          (9)           (560,047)
                                                        ---         -----------
Outstanding, end of period                                5         $   177,684
                                                        ===         ===========

At November 30, 2000, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                           NET
                                                                                                    UNREALIZED
                                         CONTRACTS TO        IN EXCHANGE          CONTRACTS       APPRECIATION
SETTLEMENT DATE                       DELIVER/RECEIVE                FOR           AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
Sales        12/15/00  AUD                  6,123,538        $ 3,234,151        $ 3,222,727         $   11,424
              6/05/01  BRL                  3,863,210          1,961,020          1,885,941             75,079
             12/15/00  CHF                  7,158,013          4,065,897          4,127,017            (61,120)
             12/15/00  DKK                 25,140,899          2,944,022          2,933,693             10,329
             12/15/00  EUR                  3,438,476          2,977,125          2,991,305            (14,180)
             12/15/00  GRD              1,071,816,244          2,757,793          2,737,370             20,423
             12/15/00  JPY                154,714,602          1,430,457          1,397,509             32,948
             12/15/00  NOK                 23,816,649          2,558,646          2,566,948             (8,302)
             12/15/00  NZD                  1,104,010            456,563            451,453              5,110
             12/15/00  SEK                 12,044,420          1,269,170          1,200,662             68,508
                                                             -----------        -----------         ----------
                                                             $23,654,844        $23,514,625         $  140,219
                                                             ===========        ===========         ==========
Purchases    12/15/00  AUD                  7,071,634        $ 3,820,824        $ 3,721,696         $  (99,128)
              6/05/01  BRL                  3,863,210          1,924,868          1,885,941            (38,927)
             12/15/00  EUR                 17,276,692         14,925,737         15,029,869            104,132
             12/15/00  GBP                  1,675,354          2,429,397          2,381,302            (48,095)
             12/15/00  JPY              1,190,321,719         11,006,905         10,751,963           (254,942)
                                                             -----------        -----------         ----------
                                                             $34,107,731        $33,770,771         $ (336,960)
                                                             ===========        ===========         ==========

At November 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $25,486 with Chase Manhattan Bank and $127,523 with UBS/Warburg and a net receivable of $40,849 with Deutsche Bank, $132,643 with CS First Boston, and $397,509 with Merrill Lynch.

At November 30, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.09% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                      DATE OF         PAR
DESCRIPTION                       ACQUISITION      AMOUNT       COST       VALUE
--------------------------------------------------------------------------------
Russian Federation, 11.75s, 2003     11/30/00     100,000    $92,625     $92,625

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VII and Shareholders of MFS Global Governments Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Governments Fund, including the schedule of portfolio investments as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. [Graphic Omitted]

                                                       ERNST & ERNST LLP

Boston, Massachusetts
January 5, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2000.
-------------------------------------------------------------------------------

MFS(R) Global Governments Fund

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services       Assistant Secretary
company)                                                 James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway                  CUSTODIAN
& Barnes (attorneys)                                     State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor, Harvard          AUDITORS
University Graduate School of Business                   Ernst & Young LLP
Administration
                                                         INVESTOR INFORMATION
Charles W. Schmidt+ - Private Investor                   For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive                      kit, call toll free: 1-800-637-2929 any business
Vice President, Director, and Secretary,                 day from 9 a.m. to 5 p.m. Eastern time (or leave a
MFS Investment Management                                message anytime).

Jeffrey L. Shames* - Chairman and Chief                  Investor Service
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
Elaine R. Smith+ - Independent Consultant                Boston, MA 02107-9906

David B. Stone+ - Chairman, North American               For general information, call toll free:
Management Corp. (investment adviser)                    1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For service to speech- or hearing-impaired,
500 Boylston Street                                      call toll free: 1-800-637-6576 any business day
Boston, MA 02116-3741                                    from 9 a.m. to 5 p.m. Eastern time. (To use
                                                         this service, your phone must be equipped with
DISTRIBUTOR                                              a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                      For share prices, account balances, exchanges, or
Boston, MA 02116-3741                                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CHAIRMAN AND PRESIDENT                                   touch-tone telephone.
Jeffrey L. Shames*
Portfolio Manager                                        WORLD WIDE WEB
James T. Swanson*                                        www.mfs.com

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL GOVERNMENTS FUND                                      ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MWG-2  1/01  23M  20/220/320/820